UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2022

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of Principal Executive Offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Genworth Financial, Inc. (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted Amended and Restated Bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws, among other things:

•	Add procedural mechanics for stockholders to call a special meeting of stockholders;

•

Replace the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings with enhanced procedural mechanics, including to require additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders and to address matters relating to Rule 14a-19 under the Exchange Act, and remove the ability of stockholders to submit notice of director nominations after the applicable deadline in certain circumstances where the number of directors to be elected has been increased;

•	Modify the manner in which a contested election is determined to exist for purposes of the voting standard for the election of directors;

•	Provide that the presiding person or the holders of a majority of the voting power of the Company’s capital stock present at a stockholder meeting may adjourn such meeting for any reason or no reason;

•	Clarify the powers of the Board and the Chair of the Board to postpone, reschedule or cancel previously scheduled stockholder meetings;

•	Clarify the powers of the Board and the presiding person of a stockholder meeting to regulate conduct at such meeting;

•	Modify the manner in which special meetings of the Board may be called, including providing that special meetings may be called on less than 24 hours’ notice if deemed necessary or appropriate;

•	Provide that the Chair and Vice Chair(s) of the Board are not officer positions;

•	Expressly contemplate stockholder meetings held solely by means of remote communication;

•	Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to reflect recent amendments to the DGCL; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Genworth Financial, Inc., effective as of October 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2022	GENWORTH FINANCIAL, INC.

	By:	/s/ Michael J. McCullough
	Name:	Michael J. McCullough
	Title:	Senior Vice President and Corporate Secretary